NSAI USAGE SPECIFICATIONS


     Please be advised that the following documents are digital versions of the original printed version on file in Netherland, Sewell & Associates, Inc.'s office located at 1601 Elm Street, Suite 4500, Dallas, Texas. We request that these documents be used in their entirety for the purpose of a submission to the U.S. Securities and Exchange Commission filing through an Edgar filing. Modifications to or the use of excerpts from the following documents are prohibited without the express written consent of Netherland, Sewell & Associates, Inc.

NETHERLAND, SEWELL                             CHAIRMAN - CLARENCE M. NETHERLAND
& ASSOCIATES, INC.                                PRESIDENT - FREDERIC D. SEWELL
-------------------------
INTERNATIONAL PETROLEUM CONSULTANTS                       SENIOR VICE PRESIDENTS
ENGINEERING, GEOLOGY, GEOPHYSICS                      DANNY D. SIMMONS - HOUSTON
                                                     THOMAS J. TELLA II - DALLAS
                                                         DAN PAUL SMITH - DALLAS
                                                        G. LANCE BINDER - DALLAS
                                                         P. SCOTT FROST - DALLAS
                                                   C.H.(SCOTT) REES III - DALLAS



                               September 10, 2001



Mr. Mark A. Erickson
GASCO Energy, Inc.
Suite H-236
14 Inverness Drive East
Englewood, Colorado  80112-5625

Dear Mr. Erickson:

         In accordance with your request, we have estimated the potential resources and future revenue, as of September 1, 2001, to the GASCO Energy, Inc.
(GEI) interest in certain Mesaverde and Wasatch Formation prospects located in the Riverbend area of the Uinta Basin of Utah as listed in the accompanying tabulations. This report has been prepared using escalated prices and costs specified by GEI as set forth in this letter.

         As presented in the accompanying summary projections, Tables I through III, we estimate the most likely unrisked net resources and future net revenue to the GEI interest, as of September 1, 2001, to be:

                                   Unrisked Net Resources                    Unrisked Future Net Revenue (M$)
                            --------------------------------------      -------------------------------------------
                               Condensate              Gas                                        Present Worth
      Formation                  (MBBL)               (MMCF)                   Total                  at 10%
----------------------      -----------------    -----------------      --------------------    -------------------

Mesaverde                        1,265               843,102                 2,246,695               181,383
Wasatch                            185                61,594                   171,082                61,069
                            -----------------    -----------------      --------------------    -------------------

   Total                         1,450               904,696                 2,417,777               242,452

Tables IV and V present estimated production and revenue for a typical Mesaverde Formation well and a typical Wasatch Formation well, respectively.

         Condensate volumes are expressed in barrels which are equivalent to 42 United States gallons. Gas volumes are expressed in thousands of standard cubic feet (MCF) at the contract temperature and pressure bases.

         The estimated resources and future revenue shown in this report are for the unrisked potential resources based on the 50 percent probability of occurrence. There is very little risk of not encountering gas in this basin-centered gas accumulation. The risks are associated with the mean per-well ultimate recovery and the gas prices received. This report addresses the uncertainty of ultimate recovery by providing low-side, most likely, and high-side estimates. The gas price uncertainty is addressed in price/cost sensitivities. We have not attempted to assign proved, probable, or possible reserves for these properties at this time. Definitions of all categories are presented immediately following this letter.


     4500 Thanksgiving Tower o 1601 Elm Street o Dallas, Texas 75201-4754 o
                      (214) 969-5401 o Fax: (214) 969-5411
    4950 Three Allen Center o 333 Clay Street o Houston, Texas 77002-4103 o
                      (713) 654-4950 o Fax: (713) 654-4951
                www.netherlandsewell.com o Email: nsai@petro.com

NETHERLAND, SEWELL
& ASSOCIATES, INC.




         Future gross revenue to the GEI interest is prior to deducting state production and ad valorem taxes. Future net revenue is after deducting these taxes, future capital costs, and operating expenses, but before consideration of federal income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its "present worth." The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the properties.

         As requested, this report has been prepared using gas and condensate prices specified by GEI. The initial gas price of $4.41 per MMBTU is based on the average of historical NYMEX prices for September 2000 through August 2001 and the August 21, 2001 NYMEX futures prices for September 2001 through August 2002, reduced by $0.85 per MMBTU to yield the wellhead price of $3.56 per MMBTU. This price is then escalated 3 percent per year to a maximum of $4.15 per MMBTU. A condensate price of $25.00 per barrel is used and is held constant throughout the life of the properties.

         Lease and well operating costs are based on operating expense estimates from our experience in the area. For the non-operated properties, these include the per-well overhead expenses allowed under joint operating agreements along with costs estimated to be incurred at and below the district and field level. As requested, lease and well operating costs for operated properties include only direct lease and field level costs. Headquarters general and administrative overhead expenses of GEI are not included. As requested, lease and well operating costs are escalated 3 percent per year until the termination of the gas price escalation. Estimated capital costs are included as required for new wells, production equipment, and pipeline connection. The drilling costs are based on development plans to drill separate wells to the Wasatch and Mesaverde Formations. If the Wasatch and Mesaverde Formations are commingled in the same wellbore, there is potential to reduce capital costs by 60 percent for the Wasatch wells. The future capital costs are escalated 3 percent per year to the date of expenditure or the termination of the gas price escalation.

         The estimated gross ultimate gas recovery per well and the total net potential gas resources for the Mesaverde, Wasatch, and Mancos Formations are shown below for the low-side, most likely, and high-side cases.

                       Gross EUR of         Net Gas
                       Gas per Well        Resources        Gross Well
                          (BCF)              (BCF)            Count
                       ------------        ---------        ----------

   Mesaverde
      Low Side              1.2                506             1,711
      Most Likely           2.0                843             1,711
      High Side             4.1              3,400             3,422

   Wasatch
      Low Side              0.2                 18                96
      Most Likely           0.8                 62               104
      High Side             1.9                156               113

NETHERLAND, SEWELL
& ASSOCIATES, INC.



                       Gross EUR of         Net Gas
                       Gas per Well        Resources        Gross Well
                          (BCF)              (BCF)            Count
                       ------------        ---------        ----------
   Mancos
      Low Side              0.0                  0                 0
      Most Likely           0.0                  0                 0
      High Side             1.0                211               856

         Four gas price and drilling cost sensitivities were applied to the most likely case. For Case I, the gas price is $2.50 per MMBTU and the drilling costs are similar to those of late 1999 and early 2000, when NYMEX prices were approximately $2.50 per MMBTU. Cases II through IV are sensitivities at NYMEX prices of $3.00, $3.50, and $4.00 per MMBTU, respectively. Drilling costs for these cases increase proportionately from the drilling costs used in Case I to the August 2001 drilling costs used in Case IV. In all cases, wellhead prices are reduced by $0.85 per MMBTU. Gas prices are then escalated 3 percent per year to a maximum of $4.15 per MMBTU. A condensate price of $25.00 per barrel is used and is held constant throughout the life of the properties. Lease and well operating costs and capital costs are escalated 3 percent per year until termination of the gas price escalation. The table below summarizes the sensitivity cases:

                                         Present Worth           Drilling Cost
                                          at 10% (MM$)           Per Well (MM$)
                                        ---------------         ----------------
   Case I ($2.50/MMBTU NYMEX)
      Mesaverde                              101.1                   1.500
      Wasatch                                 28.5                   0.550
                                        ---------------
         Total                               129.6

   Case II ($3.00/MMBTU NYMEX)
      Mesaverde                              125.5                   1.833
      Wasatch                                 38.2                   0.683
                                        ---------------
         Total                               163.7

   Case III ($3.50/MMBTU NYMEX)
      Mesaverde                              133.5                   2.166
      Wasatch                                 46.6                   0.816
                                        ---------------
         Total                               180.1

   Case IV ($4.00/MMBTU NYMEX)
      Mesaverde                              132.8                   2.500
      Wasatch                                 52.1                   0.950
                                        ---------------
         Total                               184.9

         The decrease in Mesaverde present worth from Case III to Case IV, in spite of the higher initial gas price, is due to the $4.15 per MMBTU maximum gas price utilized in both cases. The early wells in Case IV are drilled at a higher cost than Case III, but the gas price received for most of the life of the wells is the maximum price.

NETHERLAND, SEWELL
& ASSOCIATES, INC.


         For the purposes of this report, a field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs which may be incurred due to such possible liability. Also, our estimates do not include any salvage value for the lease and well equipment nor the cost of abandoning the properties.

         The potential resources included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered; if recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. These resources are for undeveloped properties; therefore, these resources are based on estimates of reservoir volumes and recovery efficiencies according to probabilistic models. The success of any exploration project is dependent on a variety of geological, engineering, economic, and regulatory factors and risks, many of which are impossible to accurately predict. The sales rates, prices received for the resources, and costs incurred in recovering such resources may vary from assumptions included in this report due to governmental policies, uncertainties of supply and demand, and uncertainties related to developmental methods and scheduling. Also, estimates of resource volumes may increase or decrease as a result of future operations.

         In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which legal or accounting, rather than engineering, geological, and petrophysical interpretation may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data; therefore, our conclusions necessarily represent only informed professional judgments.

         The titles to the properties have not been examined by Netherland, Sewell & Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from GASCO Energy, Inc. and the nonconfidential files of Netherland, Sewell & Associates, Inc. and were accepted as accurate. We are independent petroleum engineers, geologists, geophysicists, and petrophysicists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office.

                                             Very truly yours,

                                             /s/ Frederic D. Sewell


CHA:EAD

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


                            CATEGORY DEFINITIONS


                                  RESERVES

PROVED RESERVES are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved reserves are limited to those quantities of oil and gas which can be expected, with little doubt, to be recoverable commercially at current prices and costs, under existing regulatory practices and with existing conventional equipment and operating methods. Proved
(1P) reserves are probabilistically calculated reserves having a 90 percent confidence level (P90); such reserves have a 90 percent likelihood of being equaled or exceeded.

PROBABLE RESERVES are those reserves which geological and engineering data demonstrate to be potentially recoverable, but where some element of risk or insufficient data prevent classification as proved. Probable reserves are calculated by subtracting proved reserves from those probabilistically calculated reserves having a 50 percent confidence level (P50). Therefore, "proved plus probable" (2P) reserves are defined as those reserves which have a 50 percent likelihood of being equaled or exceeded.

POSSIBLE RESERVES are those speculative reserves estimated beyond proved and probable reserves where geologic and engineering data suggest the presence of additional reserves, but where the risk is relatively high. Possible reserves are calculated by subtracting the "proved plus probable" reserves from the probabilistically calculated reserves having a 10 percent confidence level
(P10). Therefore, "proved plus probable plus possible" (3P) reserves are defined as those reserves which have a 10 percent likelihood of being equaled or exceeded.


                               POTENTIAL RESOURCES

POTENTIAL RESOURCES are those undiscovered, highly speculative resources estimated beyond proved, probable, and possible reserves where geologic and geophysical data suggest the potential for discovery of additional reserves, but where the level of proof is insufficient for classification as reserves. Unrisked potential resources are those resources that are expected to be recovered if hydrocarbons are discovered. When probabilistic methods are utilized, the unrisked low-side, most likely, and high-side cases are based on the 90, 50, and 10 percent probability of occurrence percentiles, respectively, if hydrocarbons are discovered. Potential resources are not considered reserves; as such, these resources should not be aggregated to proved, probable, or possible reserves.

                   SUMMARY PROJECTION OF RESOURCES AND REVENUE
                                      AS OF

                                    9 -1 - 1


GASCO ENERGY, INC. INTEREST                                                                          SUMMARY - ALL FORMATIONS
                                                                                                     RIVERBEND AREA, UINTA BASIN, UT
                                                       POTENTIAL RESOURCES                           MOST LIKELY CASE


                                                               GROSS REVENUE
 PERIOD    GROSS       NET         GROSS        NET        INCL PROD+ADVAL TAXES     PROD+AV  NET CAP  OPERATING     NET    CUM P.W.
 ENDING   OIL/COND   OIL/COND       GAS         GAS       OIL        GAS     TOTAL    TAXES   INVSTMT   EXPENSE    REVENUE  10.000%
--------  MB-------  MB-------  MMF-------  MMF-------  M$------ M$------- M$------  M$-----  M$-----   M$------ M$-------  M$------

12-31- 1      0.189     0.024      126.891      15.228      0.6       65.1      65.7      3.9    5509.7      0.6   -5448.5   -5298.4
12-31- 2     23.817     9.041    13986.690    4803.010    225.9    21280.6   21506.5   1272.5   68398.7    172.2  -48336.9  -49931.9
12-31- 3     47.943    19.440    28162.134   10114.179    485.7    46467.4   46953.1   2778.9   70373.8    500.1  -26699.7  -72332.6
12-31- 4     63.936    26.471    37765.642   13786.038    661.7    65658.9   66320.6   3925.9   74109.2    853.5  -12568.0  -81926.2
12-31- 5     76.388    31.365    45373.990   16426.979    783.3    81086.7   81870.0   4844.4   73815.9   1227.5    1982.2  -80541.1

12-31- 6     86.620    34.122    51762.872   18247.580    852.8    90873.5   91726.3   5425.0   73085.8   1587.9   11627.6  -73246.0
12-31- 7     95.425    36.615    57344.390   19808.965    915.3    98647.7   99563.0   5888.0   74065.3   1917.7   17692.0  -63105.3
12-31- 8    103.326    39.665    62377.255   21494.108    990.6   107040.7  108031.3   6388.1   74335.2   2260.7   25047.3  -50058.1
12-31- 9    110.465    42.141    66968.809   22948.210   1055.0   114281.4  115336.4   6820.4   74335.2   2603.9   31576.9  -35100.2
12-31-10    115.595    43.101    70734.989   23851.941   1076.2   118782.3  119858.5   7086.4   67046.7   2933.3   42792.1  -16729.5

12-31-11    116.202    40.643    72864.677   23586.619   1016.4   117460.9  118477.3   7005.8   61377.6   3189.8   46904.1    1640.1
12-31-12    118.706    39.959    75513.950   23878.277    999.3   118912.4  119911.7   7091.1   61377.6   3434.6   48008.4   18732.4
12-31-13    122.057    40.075    78333.399   24407.097   1001.3   121547.0  122548.3   7246.7   61519.7   3679.5   50102.4   34951.3
12-31-14    125.639    40.540    81130.032   25026.994   1012.5   124632.9  125645.4   7429.9   61377.6   3924.9   52913.0   50524.7
12-31-15    129.247    41.124    83838.900   25654.945   1028.0   127761.8  128789.8   7615.0   61377.6   4169.7   55627.5   65406.6


SUBTOTAL   1335.555   484.326   826284.620  274050.170  12104.6  1354499.3 1366603.9  80822.0  962105.6  32455.9  291220.4   65406.6

REMAING    4038.849   965.460  2676183.380  630646.230  24132.2  3140617.9 3164750.1 187353.4  606379.7 244459.8 2126557.2  242452.1

TOTAL OF
75.0 YRS   5374.404  1449.786  3502468.000  904696.400  36236.8  4495117.2 4531354.0 268175.4 1568485.3 276915.7 2417777.6  242452.1

CUM PROD      0.000                  0.000

ULTIMATE   5374.404            3502468.000


                                                                                          BASED ON ESCALATED PRICES AND COSTS


                                                                                          PRESENT WORTH PROFILE

                                                                                          FOR  8.00 PCT, PRESENT WORTH M$   364174.5
         ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL                          FOR 12.00 PCT, PRESENT WORTH M$   161864.2
         REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         FOR 14.00 PCT, PRESENT WORTH M$   106727.7
                                                                                          FOR 16.00 PCT, PRESENT WORTH M$    67945.5
         NETHERLAND, SEWELL & ASSOCIATES, INC. - DALLAS & HOUSTON                         FOR 18.00 PCT, PRESENT WORTH M$    40009.9


TABLE I

                   SUMMARY PROJECTION OF RESOURCES AND REVENUE
                                      AS OF
                                    9 -1 - 1

GASCO ENERGY, INC. INTEREST                                                                          SUMMARY - MESAVERDE FORMATION
                                                                                                     RIVERBEND AREA, UINTA BASIN, UT
                                                       POTENTIAL RESOURCES                           MOST LIKELY CASE


                                                              GROSS REVENUE
 PERIOD    GROSS      NET         GROSS        NET       INCL PROD+ADVAL TAXES     PROD+AV  NET CAP   OPERATING     NET     CUM P.W.
 ENDING   OIL/COND  OIL/COND       GAS         GAS       OIL      GAS     TOTAL     TAXES   INVSTMT    EXPENSE    REVENUE   10.000%
--------  MB------  MB------  MMF-------   MMF-------  M$----- M$------  M$------  M$-----  M$------   M$------  M$------  M$------

12-31- 1     0.189     0.024      126.891      15.228      0.6      65.1      65.7      3.9    4791.0       0.6    -4729.8   -4599.4
12-31- 2    18.132     5.366    12091.717    3577.965    134.0   15852.8   15986.8    945.8   58163.8     133.8   -43256.6  -44571.4
12-31- 3    36.530    10.887    24358.127    7263.121    271.9   33368.8   33640.7   1990.5   58338.6     372.6   -27061.0  -67274.2
12-31- 4    49.350    14.877    32903.624    9921.751    371.7   47254.4   47626.1   2818.9   61712.9     628.6   -17534.3  -80657.1
12-31- 5    59.750    17.913    39829.752   11942.560    447.2   58950.6   59397.8   3513.4   61047.6     897.9    -6061.1  -84853.1

12-31- 6    68.690    20.614    45786.023   13744.789    515.0   68449.7   68964.7   4078.1   63367.0    1167.1      352.5  -84668.7
12-31- 7    76.628    22.800    51078.724   15203.943    569.9   75714.8   76284.7   4509.7   61377.6    1414.3     8983.1  -79527.1
12-31- 8    83.835    24.801    55881.271   16539.137    618.9   82364.6   82983.5   4905.3   61377.6    1659.1    15041.5  -71694.1
12-31- 9    90.466    26.671    60303.061   17789.927    667.7   88593.1   89260.8   5276.4   61377.6    1903.9    20702.9  -61888.2
12-31-10    96.640    28.430    64418.286   18962.709    710.2   94434.3   95144.5   5623.5   61377.6    2148.7    25994.7  -50692.8

12-31-11   102.437    30.083    68277.121   20067.157    752.5   99934.2  100686.7   5952.1   61377.6    2393.5    30963.5  -38568.4
12-31-12   107.879    31.652    71904.165   21107.976    791.6  105116.9  105908.5   6260.1   61377.6    2638.3    35632.5  -25883.9
12-31-13   112.994    33.126    75313.581   22090.027    827.7  110007.7  110835.4   6551.2   61519.7    2883.2    39881.3  -12974.9
12-31-14   117.804    34.530    78518.430   23023.621    862.8  114656.2  115519.0   6829.3   61377.6    3128.6    44183.5      28.2
12-31-15   122.324    35.817    81530.996   23884.914    894.6  118946.3  119840.9   7085.1   61377.6    3373.4    48004.8   12870.9

SUBTOTAL  1143.648   337.591   762321.769  225134.825   8436.3 1113709.5 1122145.8  66343.3  859961.4   24743.6   171097.5   12870.9

REMAING   3989.352   927.398  2659678.231  617967.175  23181.7 3077475.9 3100657.6 183558.8  606379.7  235121.2  2075597.9  181383.2

TOTAL OF
75.0 YRS  5133.000  1264.989  3422000.000  843102.000  31618.0 4191185.4 4222803.4 249902.1 1466341.1  259864.8  2246695.4  181383.2

CUM PROD     0.000                  0.000

ULTIMATE  5133.000            3422000.000

                                                                                          BASED ON ESCALATED PRICES AND COSTS

                                                                                          PRESENT WORTH PROFILE
                                                                                          FOR  8.00 PCT, PRESENT WORTH M$   290875.2
         ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL                          FOR 12.00 PCT, PRESENT WORTH M$   110528.2
         REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         FOR 14.00 PCT, PRESENT WORTH M$    63233.8
                                                                                          FOR 16.00 PCT, PRESENT WORTH M$    30843.9
         NETHERLAND, SEWELL & ASSOCIATES, INC. - DALLAS & HOUSTON                         FOR 18.00 PCT, PRESENT WORTH M$     8173.1


Table II

                   SUMMARY PROJECTION OF RESOURCES AND REVENUE
                                      AS OF
                                    9 -1 - 1

GASCO ENERGY, INC. INTEREST                                                                          SUMMARY - WASATCH FORMATION
                                                                                                     RIVERBEND AREA, UINTA BASIN, UT
                                                       POTENTIAL RESOURCES                           MOST LIKELY CASE

                                                               GROSS REVENUE
 PERIOD    GROSS       NET         GROSS        NET        INCL PROD+ADVAL TAXES      PROD+AV  NET CAP OPERATING     NET    CUM P.W.
 ENDING   OIL/COND   OIL/COND       GAS         GAS       OIL        GAS     TOTAL     TAXES   INVSTMT  EXPENSE    REVENUE  10.000%
--------  MB-------  MB-------  MMF-------  MMF-------  M$------  M$------  M$------  M$-----  M$-----  M$------  M$------  M$------

12-31- 1      0.000      0.000       0.000       0.000       0.0       0.0       0.0      0.0     718.7      0.0    -718.7    -699.0
12-31- 2      5.685      3.675    1894.973    1225.045      91.9    5427.8    5519.7    326.7   10234.9     38.4   -5080.3   -5360.5
12-31- 3     11.413      8.553    3804.007    2851.058     213.8   13098.6   13312.4    788.4   12035.2    127.5     361.3   -5058.4
12-31- 4     14.586     11.594    4862.018    3864.287     290.0   18404.5   18694.5   1107.0   12396.3    224.9    4966.3   -1269.1
12-31- 5     16.638     13.452    5544.238    4484.419     336.1   22136.1   22472.2   1331.0   12768.3    329.6    8043.3    4312.0

12-31- 6     17.930     13.508    5976.849    4502.791     337.8   22423.8   22761.6   1346.9    9718.8    420.8   11275.1   11422.7
12-31- 7     18.797     13.815    6265.666    4605.022     345.4   22932.9   23278.3   1378.3   12687.7    503.4    8708.9   16421.8
12-31- 8     19.491     14.864    6495.984    4954.971     371.7   24676.1   25047.8   1482.8   12957.6    601.6   10005.8   21636.0
12-31- 9     19.999     15.470    6665.748    5158.283     387.3   25688.3   26075.6   1544.0   12957.6    700.0   10874.0   26788.0
12-31-10     18.955     14.671    6316.703    4889.232     366.0   24348.0   24714.0   1462.9    5669.1    784.6   16797.4   33963.3

12-31-11     13.765     10.560    4587.556    3519.462     263.9   17526.7   17790.6   1053.7       0.0    796.3   15940.6   40208.5
12-31-12     10.827      8.307    3609.785    2770.301     207.7   13795.5   14003.2    831.0       0.0    796.3   12375.9   44616.3
12-31-13      9.063      6.949    3019.818    2317.070     173.6   11539.3   11712.9    695.5       0.0    796.3   10221.1   47926.2
12-31-14      7.835      6.010    2611.602    2003.373     149.7    9976.7   10126.4    600.6       0.0    796.3    8729.5   50496.5
12-31-15      6.923      5.307    2307.904    1770.031     133.4    8815.5    8948.9    529.9       0.0    796.3    7622.7   52535.7

SUBTOTAL    191.907    146.735   63962.851   48915.345    3668.3  240789.8  244458.1  14478.7  102144.2   7712.3  120122.9   52535.7

REMAING      49.497     38.062   16505.149   12679.055     950.5   63142.0   64092.5   3794.6       0.0   9338.6   50959.3   61068.9

TOTAL OF
27.9 YRS    241.404    184.797   80468.000   61594.400    4618.8  303931.8  308550.6  18273.3  102144.2  17050.9  171082.2   61068.9

CUM PROD      0.000                  0.000

ULTIMATE    241.404              80468.000

                                                                                          BASED ON ESCALATED PRICES AND COSTS

                                                                                          PRESENT WORTH PROFILE
                                                                                          FOR  8.00 PCT, PRESENT WORTH M$    73299.3
         ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL                          FOR 12.00 PCT, PRESENT WORTH M$    51336.0
         REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         FOR 14.00 PCT, PRESENT WORTH M$    43493.9
                                                                                          FOR 16.00 PCT, PRESENT WORTH M$    37101.6
         NETHERLAND, SEWELL & ASSOCIATES, INC. - DALLAS & HOUSTON                         FOR 18.00 PCT, PRESENT WORTH M$    31836.8


Table III

                 PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
                                      AS OF
                                    9 -1 - 1

GASCO ENERGY, INC. INTEREST
                                                                                            Lease Name :  TYPICAL MESAVERDE WELL
    Initial Working Interest  0.2500000                                                     Field Name :  RIVERBEND
    Initial Revenue Interest  0.2025000                                                     Cnty, State:  UINTAH, UT
                                                       POTENTIAL RESOURCES                  Operator   :  EOG RESOURCES

                                                               GROSS REVENUE) pl
 PERIOD    GROSS       NET         GROSS        NET        INCL PROD+ADVAL TAXES      PROD+AV  NET CAP OPERATING     NET    CUM P.W.
 ENDING   OIL/COND   OIL/COND       GAS         GAS       OIL        GAS     TOTAL     TAXES   INVSTMT  EXPENSE    REVENUE   10.000%
--------  MB-------  MB-------  MMF-------  MMF-------  M$------  M$------  M$------  M$-----  M$-----  M$------  M$------  M$------

12-31- 1      0.000      0.000       0.000       0.000       0.0       0.0       0.0      0.0    630.4       0.0    -630.4    -613.1
12-31- 2      0.453      0.092     302.076      61.170       2.3     271.0     273.3     16.1      0.0       3.4     253.8    -378.7
12-31- 3      0.252      0.051     168.059      34.032       1.3     156.4     157.7      9.4      0.0       3.5     144.8    -257.1
12-31- 4      0.193      0.039     128.698      26.061       1.0     124.1     125.1      7.4      0.0       3.6     114.1    -170.0
12-31- 5      0.162      0.033     107.686      21.806       0.8     107.6     108.4      6.4      0.0       3.7      98.3    -101.8

12-31- 6      0.141      0.029      94.144      19.064       0.7      94.9      95.6      5.6      0.0       3.8      86.2     -47.4
12-31- 7      0.127      0.026      84.506      17.112       0.6      85.2      85.8      5.0      0.0       3.8      77.0      -3.2
12-31- 8      0.116      0.023      77.208      15.635       0.6      77.9      78.5      4.6      0.0       3.8      70.1      33.3
12-31- 9      0.107      0.022      71.440      14.467       0.5      72.0      72.5      4.3      0.0       3.8      64.4      63.9
12-31-10      0.100      0.020      66.737      13.514       0.5      67.3      67.8      4.0      0.0       3.8      60.0      89.8

12-31-11      0.094      0.019      62.694      12.696       0.5      63.2      63.7      3.7      0.0       3.8      56.2     111.8
12-31-12      0.088      0.018      58.933      11.934       0.4      59.4      59.8      3.5      0.0       3.8      52.5     130.5
12-31-13      0.083      0.017      55.397      11.218       0.4      55.9      56.3      3.3      0.0       3.8      49.2     146.4
12-31-14      0.078      0.016      52.073      10.545       0.4      52.5      52.9      3.1      0.0       3.8      46.0     159.9
12-31-15      0.073      0.015      48.949       9.912       0.4      49.4      49.8      3.0      0.0       3.8      43.0     171.4

SUBTOTAL      2.067      0.420    1378.600     279.166      10.4    1336.8    1347.2     79.4    630.4      52.2     585.2     171.4

REMAING       0.933      0.188     621.400     125.834       4.7     626.7     631.4     37.4      0.0     100.8     493.2      63.3

TOTAL OF
41.2 YRS      3.000      0.608    2000.000     405.000      15.1    1963.5    1978.6    116.8    630.4     153.0    1078.4     234.7

CUM PROD      0.000                  0.000

ULTIMATE      3.000               2000.000

         INITIAL PRICES BEFORE PRODUCTION TAXES:    25.0000 $/BBL -  4.2720 $/MCF         BASED ON ESCALATED PRICES AND COSTS
         MAXIMUM COMPLETIONS:   0 OIL -    1 GAS   INITIAL OPRG COST    1100 $/MO
                                                                                          PRESENT WORTH PROFILE
            MESAVERDE                                      LOCATION: 25 - 10S- 14E SESE   FOR  8.00 PCT, PRESENT WORTH IS M$   320.7
                                                                                          FOR 12.00 PCT, PRESENT WORTH IS M$   166.6
                                                                                          FOR 14.00 PCT, PRESENT WORTH IS M$   110.8
         ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL                          FOR 16.00 PCT, PRESENT WORTH IS M$    64.9
         REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         FOR 18.00 PCT, PRESENT WORTH IS M$    26.1


Table IV

                 PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
                                      AS OF
                                    9 -1 - 1


GASCO ENERGY, INC. INTEREST
                                                                                            Lease Name :  TYPICAL WASATCH WELL
    Initial Working Interest  0.7500000                                                     Field Name :  RIVERBEND
    Initial Revenue Interest  0.6000000                                                     Cnty, State:  UINTAH, UT
                                                       POTENTIAL RESOURCES                  Operator   :  GASCO ENERGY


                                                               GROSS REVENUE
 PERIOD    GROSS       NET         GROSS        NET        INCL PROD+ADVAL TAXES      PROD+AV  NET CAP OPERATING     NET    CUM P.W.
 ENDING   OIL/COND   OIL/COND       GAS         GAS       OIL        GAS     TOTAL     TAXES   INVSTMT  EXPENSE    REVENUE   10.000%
--------  MB-------  MB-------  MMF-------  MMF-------  M$------  M$------  M$------  M$-----  M$-----  M$------  M$------  M$------

12-31- 1      0.000      0.000       0.000       0.000       0.0       0.0       0.0      0.0    718.7       0.0    -718.7    -699.0
12-31- 2      0.762      0.457     253.863     152.318      11.4     674.9     686.3     40.7      0.0       5.5     640.1    -107.7
12-31- 3      0.361      0.216     120.211      72.126       5.4     331.4     336.8     20.0      0.0       5.7     311.1     153.6
12-31- 4      0.239      0.143      79.569      47.741       3.6     227.4     231.0     13.6      0.0       5.9     211.5     315.0
12-31- 5      0.179      0.107      59.570      35.742       2.7     176.4     179.1     10.6      0.0       6.0     162.5     427.7

12-31- 6      0.143      0.086      47.631      28.579       2.1     142.3     144.4      8.6      0.0       6.1     129.7     509.6
12-31- 7      0.119      0.071      39.688      23.813       1.8     118.6     120.4      7.1      0.0       6.1     107.2     571.0
12-31- 8      0.102      0.061      34.020      20.412       1.5     101.7     103.2      6.2      0.0       6.1      90.9     618.4
12-31- 9      0.089      0.054      29.770      17.862       1.3      89.0      90.3      5.4      0.0       6.1      78.8     655.8
12-31-10      0.079      0.048      26.465      15.879       1.2      79.1      80.3      4.7      0.0       6.1      69.5     685.7

12-31-11      0.071      0.043      23.821      14.293       1.1      71.2      72.3      4.2      0.0       6.1      62.0     709.9
12-31-12      0.065      0.039      21.658      12.995       1.0      64.7      65.7      3.9      0.0       6.1      55.7     729.7
12-31-13      0.060      0.036      19.855      11.913       0.9      59.3      60.2      3.6      0.0       6.1      50.5     746.1
12-31-14      0.055      0.033      18.329      10.997       0.8      54.8      55.6      3.3      0.0       6.1      46.2     759.7
12-31-15      0.051      0.031      17.021      10.213       0.8      50.9      51.7      3.0      0.0       6.1      42.6     771.1

SUBTOTAL      2.375      1.425     791.471     474.883      35.6    2241.7    2277.3    134.9    718.7      84.1    1339.6     771.1

REMAING       0.355      0.213     118.529      71.117       5.3     354.2     359.5     21.3      0.0      59.1     279.1      49.2

TOTAL OF
24.0 YRS      2.730      1.638     910.000     546.000      40.9    2595.9    2636.8    156.2    718.7     143.2    1618.7     820.3

CUM PROD      0.000                  0.000

ULTIMATE      2.730                910.000

         INITIAL PRICES BEFORE PRODUCTION TAXES:    25.0000 $/BBL -  4.2720 $/MCF         BASED ON ESCALATED PRICES AND COSTS
         MAXIMUM COMPLETIONS:   0 OIL -    1 GAS   INITIAL OPRG COST     600 $/MO
                                                                                          PRESENT WORTH PROFILE
            WASATCH                                        LOCATION: 21 -  9S- 19E SESW   FOR  8.00 PCT, PRESENT WORTH IS M$   922.5
                                                                                          FOR 12.00 PCT, PRESENT WORTH IS M$   733.7
                                                                                          FOR 14.00 PCT, PRESENT WORTH IS M$   659.7
         ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL                          FOR 16.00 PCT, PRESENT WORTH IS M$   595.7
         REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         FOR 18.00 PCT, PRESENT WORTH IS M$   539.7



Table V